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                                                                EXHIBIT 23
INDEPENDENT AUDITORS' CONSENT
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Bearings, Inc.

We consent to the incorporation by reference in Registration Statements
Nos. 2-81660, 33-42623,33-43506, 33-53345, 33-53401 and 33-53405 of Bearings,
Inc. on Forms S-3 and S-8 of our reports dated August 5, 1994 appearing in and incorporated by reference in the Annual Report on Form 10-K of Bearings, Inc. for the year ended June 30, 1994.

DELOITTE & TOUCHE LLP
Cleveland, Ohio
September 26, 1994